EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K/A Amendment No.1, into the Company's previously filed Registration Statements File No.33-61697, File No.33-63199, File No.33-80660 and File No.33-84502.

                                             /s/ ARTHUR ANDERSEN LLP
                                             ------------------------
                                             ARTHUR ANDERSEN LLP

Albuquerque, New Mexico
July 18, 1997